                    AMENDMENT TO PURCHASE AND SALE AGREEMENT
                    ----------------------------------------

         This AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT (this "Amendment") dated as of June 22, 2005 by and between DENNIS J. SCHMIDT, ROBERT V. GOTHIER, SR., ROBERT V. GOTHIER, JR., HOOVER AVENUE GF, LP, MECHANICSBURG GF, LP, ROBBIE KEMPSVILLE CORP., COLISEUM FF MM, INC., ROBBIE LITTLE CREEK CORP., BRYCE SMITHFIELD CORP., BRYCE SUFFOLK CORP., and BRYCE GENERAL BOOTH CORP., each having an office at 1000 North Front Street, Suite 500, Wormleysburg, Pennsylvania 17043 (individually, a "Seller," and collectively, the "Sellers") and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership ("CSCP").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Sellers and CSCP entered into that certain Contribution and Sale Agreement, dated as of May 10, 2005 (the "Contract"); and

         WHEREAS, Sellers and CSCP desire to amend the terms of the Contract as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Sellers and CSCP hereby covenant and agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

         2. The Contract is hereby amended by replacing the first sentence of
Article II, Section (a) in its entirety with the following: "The consideration for the Interests and the Purchased Property (the "Consideration") shall be the amount of Ninety Three Million Seven Hundred Ninety Two Thousand and One Hundred Ninety One Dollars ($93,792,191).

         3. The Contract is hereby amended by replacing the first sentence of
Article IV in its entirety with the following: "Subject to the provisions of
Article V and Article XIII hereof, the closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 A.M. on July 27, 2005, or such earlier date designated by CSCP on not less than seven (7) days written notice (the "Scheduled Closing Date") at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 or through an escrow in which the parties need not be physically present but shall deposit documents by overnight delivery or courier and funds by wire transfer, with the Title Company as escrow agent and pursuant to escrow instructions consistent with the terms of this Agreement and otherwise mutually satisfactory to Sellers and CSCP."

         4. The Contract is hereby amended by replacing Article VI, Section 1(d) in its entirety with the following: "(d) Except for the right of first offer granted to KFC pursuant to its Lease at the Norfolk, Virginia, East Little Creek Premises (the "KFC Purchase Right") which right has been (or shall be by Closing) waived in writing by KFC, no Person or entity (other than CSCP) has a conditional or unconditional right or option to purchase or ground lease all or any portion of the Property, including, without limitation, a right of first refusal, first offer or redemption."

         5. The Contract is amended by deleting the following from Article VI,
Section 1(h): "The P & S Agreement (as defined in the Hoover REA) is in full force and effect and, to Sellers' knowledge, no party is in default thereunder. Sellers have provided a true, complete and correct copy of the P & S Agreement to CSCP. The Residual Purchase Period (as defined in the Hoover REA) ends on September 13, 2007."

         6. The Contract is hereby amended by replacing the sixth sentence of
Article VI, Section 1(e) with the following: "The security deposits (the "Security Deposits") under the Leases for the Premises, and whether such Security Deposits are in the form of cash or a letter of credit or otherwise, are as set forth on Exhibit M attached hereto and made a part hereof."

         7. The Contract is hereby amended by supplementing Article VI, Section 1(e) by adding the following at the end of Article VI, Section 1(e):
"Notwithstanding anything to the contrary contained in the Leases with Farm Fresh, (i) the parties under each Lease with Farm Fresh, or any affiliate thereof, are treating each such Lease as a "net lease", and Farm Fresh is currently paying (and in the past has paid) its share of all common area maintenance expenses at each Premises in which it is a tenant without any cap thereon and (ii) for calculating percentage rent at the Kempsville, Norfolk, Virginia Premises, the breakpoint is calculated (and in the past has been calculated) using "Store Premises Minimum Rent" as opposed to "Minimum Rent". With respect to the Premises located in Smithfield Virginia, no Seller or RVG Entity has received invoices or otherwise been requested to pay any annual payment required under the Cross Easement, Development and Operating Agreement (initially in the amount of $10,000, subject to increase).

         8. The Contract is hereby amended by adding the following as Article VI, Section 1(x): "(x) Attached hereto and made a part hereof as Exhibit GG, is a true, correct and complete list of all of the documents, including all amendments and supplements thereto, relating to or evidencing the obligation by Hoover Avenue GF, LP ("Hoover"), to purchase from Green Dot, Inc., a Pennsylvania corporation ("Green Dot"), approximately 19 acres of land (the "Residual Property") adjacent to the Premises located in Dubois, Pennsylvania (the "Residual Property Purchase Documents"). Sellers have delivered to CSCP true, correct and complete copies of all of the Residual Property Purchase Documents. The Residual Property Purchase Documents are in full force and effect. To Sellers' knowledge, neither Hoover nor Green Dot is in default in any respect under the Residual Property Purchase Documents. Sellers have not received nor delivered any written notice of default under the Residual Property Purchase Documents. Pursuant to the Residual Property Purchase Documents, Hoover has an unconditional obligation to purchase the Residual Property at any time during the five year period commencing on September 13, 2002 and expiring on September 13, 2007. No portion of the Residual Property has been purchased pursuant to or in connection with the Residual Property Purchase Documents nor, to Sellers' knowledge, conveyed by Green Dot (other than in connection with the Dubois Area School District condemnation of a portion of the Residual Property). The purchase price for the Residual Property is Seventy Seven Thousand Twenty Eight Dollars ($77,028.00) per acre, subject to annual increases commencing on September 13, 2003 by the percentage amount increase, if any, in the U.S. Department of Labor Statistics Consumer Price Index (All Items, All Consumers 1982-1984+100) which occurs during the preceding twelve (12) month period. If Hoover fails to purchase all of the Residual Property by September 13, 2007, Green Dot has the right, upon one hundred eighty (180) days notice, to purchase the Premises located in Dubois, Pennsylvania for a purchase price equal to the fair market value of said Premises. If Hoover and Green Dot are unable to agree on fair market value, each shall select an appraiser who, if necessary, shall select a third appraiser to determine the fair market value."

         9. Article VI, Section 3 of the Contract is hereby deleted in its entirety and replaced with the following:

         "3. Other than the representations, warranties and agreements set forth in Section 1 (a), (b),(v) and (x) of this Article, the representations, warranties and agreements set forth in this Article shall survive the applicable Closing for a period of one (1) year, unless a claim shall be made within such one (1) year period in which event the representations, warranties and agreements shall survive the applicable Closing until resolution of all such claims. The representations, warranties and agreements set forth in Section 1
(a), (b), (v) and (x) of this Article shall survive the applicable Closing until the expiration of the applicable statute of limitations with respect to all causes of action which may be brought in connection with a breach of such representations, warranties and/or agreements."

         10. Article XLIII of the Contract is hereby modified with respect to the Coliseum Vacant Space only (and not with respect to the Dubois Vacant Space) by extending the eighteen (18) month period referenced therein to thirty six
(36) months.

         11. The Contract is hereby amended by inserting the following as
Article XLIV:

                  "Article XLIV: Liberty Tax. Sellers and CSCP acknowledge and agree that (i) Sellers are currently negotiating a lease with Liberty Tax for 1,200 square feet of space in the Coliseum Hampton, Virginia Premises, with a net rent of $18 per square foot (the "Liberty Tax Lease"), and (ii) CSCP's consent to the Liberty Tax Lease shall be required prior to Seller entering into the Liberty Tax Lease. If, prior to the Closing, the Liberty Tax Lease shall be entered into and in full force and effect and within eighteen (18) months following the Closing, Liberty Tax shall take occupancy and commence the ordinary conduct of business and commence the regularly scheduled payment of rent pursuant to the Liberty Tax Lease, then, within thirty (30) days thereafter, CSCP shall pay to Sellers an amount equal to the Liberty Tax Lease Value for the Liberty Tax Lease. As used herein, the term "Liberty Tax Lease Value" shall mean (a) a seven and twenty eight hundredths percent (7.28%) capitalization rate applied to the Liberty Tax Net Operating Income, less (b) free rent, leasing commissions and tenant build-out costs in connection with the Liberty Tax Lease. As used herein, the term "Liberty Tax Net Operating Income" shall mean the net rent payable under the Liberty Tax Lease for the first year of the Liberty Tax Lease as adjusted for the application of a three percent (3%) vacancy factor and a three and one-half percent (3.5%) management factor. A sample calculation of Liberty Tax Lease Value is attached hereto as Exhibit H."

         12. The Contract is hereby amended by inserting the following as
Article XLV:

                  "Article XLV: Playaz. Sellers and CSCP acknowledge and agree that (i) a lease has been entered into with Playaz Gear for 3,000 square feet of space in the Coliseum Hampton, Virginia Premises, with a net rent of $19 per square foot (the "Playaz Lease"), and (ii) Playaz Gear has not taken occupancy or commenced the regularly scheduled payment of rent under the Playaz Lease. If within eighteen (18) months following the Closing, Playaz shall take occupancy and commence the ordinary conduct of business and commence the regularly scheduled payment of rent pursuant to the Playaz Lease, then, within thirty (30) days thereafter, CSCP shall pay to Sellers an amount equal to the Playaz Lease Value for the Playaz Lease. As used herein, the term "Playaz Lease Value" shall mean (a) a seven and twenty eight hundredths percent (7.28%) capitalization rate applied to the Playaz Net Operating Income, less (b) free rent, leasing commissions and tenant build-out costs in connection with the Playaz Lease. As used herein, the term "Playaz Net Operating Income" shall mean the net rent payable under the Playaz Lease for the first year of the Playaz Lease as adjusted for the application of a three percent (3%) vacancy factor and a three and one-half percent (3.5%) management factor. A sample calculation of Playaz Lease Value is attached hereto as Exhibit H."

         13. The Contract is hereby amended by inserting the following as
Article XLVI:

                  "Article XLVI: KFC Purchase Right. If KFC shall fail to waive the KFC Purchase Right in writing by the Scheduled Closing Date, (i) the Contract shall remain in full force and effect, (ii) the Consideration shall be reduced by the amount of One Million Forty Two Thousand Nine Hundred Ninety Five Dollars ($1,042,995), (iii) the Interests being sold to CSCP shall exclude the interests in East Little Creek KFC, LLC and (iv) all references to East Little Creek KFC, LLC and the Premises known as East Little Creek KFC shall be deemed deleted from the Contract."

14. The Contract is hereby amended by inserting the following as Article XLVII:

                  "Article XLVII: Construction Holdback Reserve. Seller represents that the lender holding the Assumable Debt secured by the Premises located in Hampton, Virginia is currently holding a reserve in the amount of $1,600,000 (the "Construction Holdback Reserve") pursuant to the terms of the Construction Holdback Reserve Rider attached hereto and made a part hereof as Exhibit HH. Promptly following satisfaction of the conditions precedent to the release of the Construction Holdback Reserve, Purchaser shall (i) request release of the Construction Holdback Reserve from the holder thereof, (ii) use commercially reasonable efforts to secure the release thereof, and (iii) direct that the Construction Holdback Reserve be paid directly to an account designated by Seller. Seller shall reimburse Purchaser for all out-of-pocket costs and expenses, if any, incurred in connection with obtaining the release of the Construction Holdback Reserve. The provisions of this Article shall survive the Closing.

         15. It shall be a condition precedent to Purchaser's obligation to close the transactions contemplated by the Contract that Purchaser receive a letter from Farm Fresh in form and content reasonably satisfactory to Purchaser confirming that notwithstanding anything to the contrary contained in the Leases with Farm Fresh or any affiliate thereof (the "Farm Fresh Leases"), (i) the Farm Fresh Leases are "net" leases and (ii) the tenants under the Farm Fresh Leases are required to pay all common area maintenance expenses.

         16. The Contract is hereby amended by deleting "Exhibit E" therefrom and replacing it with Exhibit 1 attached hereto. All references in the Contract to "Exhibit E" shall be deemed to refer to Exhibit 1 attached hereto.

         17. The Contract is hereby amended by deleting "Exhibit L" therefrom and replacing it with Exhibit 2 attached hereto. All references in the Contract to "Exhibit L" shall be deemed to refer to Exhibit 2 attached hereto.

         18. The Contract is hereby amended by deleting "Exhibit M" therefrom and replacing it with Exhibit 3 attached hereto. All references in the Contract to "Exhibit M" shall be deemed to refer to Exhibit 3 attached hereto.

         19. The Contract is hereby amended by deleting "Exhibit N" therefrom and replacing it with Exhibit 4 attached hereto. All references in the Contract to "Exhibit N" shall be deemed to refer to Exhibit 4 attached hereto.

         20. The Contract is hereby amended by deleting "Exhibit DD" therefrom and replacing it with Exhibit 5 attached hereto. All references in the Contract to "Exhibit DD" shall be deemed to refer to Exhibit 5 attached hereto.

         21. The Contract is hereby amended by adding Exhibit 6 attached hereto as "Exhibit GG".

         22. The Contract is hereby amended by adding Exhibit 7 attached hereto as "Exhibit HH".

         23. The form of Pennsylvania Deed attached as "Exhibit Q" to the contract is hereby approved.

         24. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed.

         25. Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Amendment.

         26. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

         27. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         28. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

         IN WITNESS WHEREOF, the Sellers and CSCP have executed and delivered this Amendment as of the date first above written.



                           /s/  Dennis J. Schmidt
                           ---------------------------------------------------
                           DENNIS J. SCHMIDT


                           /s/  Robert V. Gothier, Sr.
                           ---------------------------------------------------
                           ROBERT V. GOTHIER, SR.


                           /s/  Robert V. Gothier, Jr.
                           ---------------------------------------------------
                           ROBERT V. GOTHIER, JR.


                           MECHANICSBURG GF, LP,
                           a Pennsylvania limited partnership

                           By: Mechanicsburg GF, LLC,
                               a Pennsylvania limited liability company,
                               its general partner


                               By: /s/  Robert V. Gothier, Jr.
                                   -------------------------------------------
                                   Robert V. Gothier, Jr.
                                   Authorized Member

                           HOOVER AVENUE GF, LP,
                           a Pennsylvania limited partnership

                           By: Dubois Hoover, Inc.,
                               a Pennsylvania corporation, its general partner


                               By: /s/  Robert V. Gothier, Jr.
                                   -------------------------------------------
                                   Robert V. Gothier, Jr.
                                   Vice President

                           BRYCE GENERAL BOOTH CORP., a Virginia corporation


                           By: /s/  Robert V. Gothier, Jr.
                               -----------------------------------------------
                               Robert V. Gothier, Jr.
                               Vice President

                           BRYCE SUFFOLK CORP., a Virginia corporation

                           By: /s/  Robert V. Gothier, Jr.
                               -----------------------------------------------
                               Robert V. Gothier, Jr.
                               Vice President


                           BRYCE SMITHFIELD CORP., a Virginia corporation


                           By: /s/  Robert V. Gothier, Jr.
                               -----------------------------------------------
                               Robert V. Gothier, Jr.
                               Vice President


                           ROBBIE LITTLE CREEK CORP., a Virginia corporation


                           By: /s/  Robert V. Gothier, Jr.
                               -----------------------------------------------
                               Robert V. Gothier, Jr.
                               Vice President


                           COLISEUM FF MM, INC., a Virginia corporation


                           By: /s/  Robert V. Gothier, Jr.
                               Robert V. Gothier, Jr.
                               Vice President


                           ROBBIE KEMPSVILLE CORP., a Virginia corporation


                           By: /s/  Robert V. Gothier, Jr.
                               -----------------------------------------------
                               Robert V. Gothier, Jr.
                               Vice President


                           CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                           By: Cedar Shopping Centers, Inc.,
                               a Maryland corporation, its general partner


                               By: /s/  Brenda J. Walker
                                   -------------------------------------------
                                   Name: Brenda J. Walker
                                   Title: Vice President

                                   EXHIBIT "1"
                                   -----------

                                 ASSUMABLE DEBT

                                   EXHIBIT "2"
                                   -----------

                              INTENTIONALLY OMITTED

                                   EXHIBIT "3"
                                   -----------

                                SECURITY DEPOSITS

                                   EXHIBIT "4"
                                   -----------

                                 DEBT DOCUMENTS

                                   EXHIBIT "5"
                                   -----------

                    DUBOIS OUT-PARCELS RESTRICTIVE COVENANTS

                                   EXHIBIT "6"
                                   -----------

                      RESIDUAL PROPERTY PURCHASE DOCUMENTS

1. Agreement of Purchase and Sale dated January 19, 2001 (the "Purchase and Sale Agreement"), by and between Green Dot, Inc., a Pennsylvania corporation, as seller ("Green Dot"), and Hoover Avenue GF, LP, a Pennsylvania limited partnership, as purchaser ("Hoover").

2. Letter Agreement dated April 30, 2001 by and between Green Dot and Hoover.

3. Review Period Extension Agreement dated May 23, 2001 by and between Green Dot and Hoover.

4. Review Period Extension Agreement dated June 14, 2001 by and between Green Dot and Hoover.

5. Letter Agreement dated January 30, 2002, by and between Green Dot and Hoover.

6. Letter Agreement dated February 5, 2002, by and between Green Dot and Hoover.

7. Letter Agreement dated March 28, 2002, by and between Green Dot and Hoover.

8. Addendum to Agreement of Sale dated April 9, 2002, by and between Green Dot and Hoover.

                                   EXHIBIT "7"
                                   -----------

                       CONSTRUCTION HOLDBACK RESERVE RIDER